UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934
             Date of Report (date of earliest event reported):

                                July 15, 2004

                    FNANB Credit Card Master Trust
                (Issuer of the Collateral Certificate)

                                  and

                  FNANB Credit Card Master Note Trust
                         (Issuer of the Notes)

          (Exact name of Registrant as specified in its charter)

        Delaware               333-88564                Not Applicable
        ----------            -----------              ----------------
       (State or other   (Commission File Number)     (I.R.S. Employer
       jurisdiction of                                Identification Number)
       incorporation)




                 c/o Fleet Bank (RI), National Association
                       111 Westminster Street
                    Providence, Rhode Island 02903
                 (Address of Principal Executive Offices)

                           (401) 278-5451
              (Registrant's telephone number including area code)




Item 5.  OTHER EVENTS

On November 18, 2003 Fleet Bank (RI), National Association ("Fleet") acquired the bankcard portfolio and the related securitization program of First North American National Bank ("FNANB") which is administered through the FNANB Credit Card Master Trust (the "Master Trust") and FNANB Credit Card Master Note Trust (together with the Master Trust, the "Trusts"). As part of this acquisition, Fleet assumed the rights, duties and obligations of DC Funding International, Inc., as Transferor for the Trusts, and of FNANB, as Servicer for the Trusts. During an interim period, the related securitized credit card receivables were serviced by FNANB as interim servicer. The interim servicing period ended on April 2, 2004. Fleet has contracted with third-party collection agencies and Total System Services, Inc. to provide certain servicing functions on the related securitized credit card receivables effective April 3, 2004. These contracts will not relieve Fleet, as Servicer, of its liabilities and responsibilities for such duties.

Information relating to the distributions to Noteholders for the June 2004 Monthly Period with respect to the following Floating Rate Asset Backed Notes:
Series 2002-A and Series 2003-A (the "Notes") issued by the Registrant and to the performance of the Trusts (including collections of Principal Receivables, Finance Charge Receivables and Discount Option Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge-Offs, and the Investor Servicing Fees), together with certain other information relating to the Notes, is contained in the monthly report for the Monthly Period provided to Noteholders pursuant to the Master Indenture, dated as of July 1, 2002, as thereafter amended and supplemented, between the FNANB Credit Card Master Note Trust, as Issuer
(the "Issuer"), and JPMorgan Chase Bank, as Indenture Trustee (the
"Indenture Trustee"), and as acknowledged and agreed to by Fleet Bank (RI), National Association (successor servicer to First North American National Bank and successor Transferor to DC Funding International Inc.), as Servicer (the "Servicer"), and as Transferor (the "Transferor"), as supplemented by the Series 2002-A Indenture Supplement dated as of July 19, 2002 and the Series 2003-A Indenture Supplement dated as of May 29, 2003 between the Issuer and the Indenture Trustee and as acknowledged and agreed to by the Servicer and Transferor (as so supplemented, the "Indenture"). Capitalized terms not otherwise defined herein have the meanings assigned in the Indenture.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS:
20.	Monthly reports for the June 2004 Monthly Period relating to the
Asset Backed Notes Series 2002-A and 2003-A, issued by FNANB Credit Card Master Note Trust.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

		FNANB Credit Card Master Trust
		FNANB Credit Card Master Note Trust
		(Registrants)

		Fleet Bank (RI), National Association
		as Transferor and Servicer


Date: July 15, 2004	By: 	/s/ JOHN S. FIORAVANTI
                               ------------------------
                        Name:   John S. Fioravanti
                        Title:  Vice President



                           EXHIBIT INDEX

Exhibit
20.1    Monthly Reports for the June 2004 Monthly
        Period relating to the Asset Backed Notes
        Series 2002-A, issued by FNANB Credit Card
        Master Note Trust.


20.2    Monthly Reports for the June 2004 Monthly
        Period relating to the Asset Backed Notes
        Series 2003-A, issued by FNANB Credit Card
        Master Note Trust.